UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

ART’S-WAY MANUFACTURING CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)

5556 Highway 9
Armstrong, Iowa 50514
(Address of Principal Executive Offices)  (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders

At our annual meeting of stockholders held April 29, 2010, seven nominees were elected to our Board of Directors to hold office until the next annual meeting or until their successors are elected and qualified. The nominees elected and the voting results were as follows:

Name	For	Withheld
J. Ward McConnell, Jr.	2,376,091	14,650
Marc H. McConnell	2,375,236	15,505
Thomas E. Buffamante	2,384,991	5,750
David R. Castle	2,358,484	32,257
Fred W. Krahmer	2,357,982	32,759
James Lynch	2,385,929	4,812
Douglas McClellan	2,356,939	33,802

The stockholders also ratified the selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2010.

Total number of shares voted in favor:	3,578,822
Total number of shares voted against:	4,292
Total number of abstentions	8,534

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 3, 2010

ART’S-WAY MANUFACTURING CO., INC.

/s/ Carrie L. Majeski
Carrie L. Majeski
President and Chief Executive Officer